Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data
Non-performing assets (1)

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
	(Dollars in thousands)
Non-accrual loans	$10,801	$10,803	$10,425	$10,607	$15,834
Loans 90 days or more past due and still accruing interest	-	94	147	116	-
Total non-performing loans	10,801	10,897	10,572	10,723	15,834
Other real estate and repossessed assets	4,989	5,572	6,672	7,150	3,851
Total non-performing assets	$15,790	$16,469	$17,244	$17,873	$19,685

As a percent of Portfolio Loans
Non-performing loans	0.67%	0.69%	0.69%	0.71%	1.08%
Allowance for loan losses	1.37	1.44	1.46	1.49	1.68
Non-performing assets to total assets	0.62	0.67	0.69	0.74	0.82
Allowance for loan losses as a percent of non-performing loans	204.08	208.42	212.78	210.48	155.39

(1)	Excludes loans classified as "trouble debt restructured" that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings ("TDR")

	September 30, 2016
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$12,642	$62,299		$74,941
Non-performing TDR's(1)	2,352	3,421	(2)	5,773
Total	$14,994	$65,720		$80,714

	December 31, 2015
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$13,318	$68,194		$81,512
Non-performing TDR's(1)	3,041	3,777	(2)	6,818
Total	$16,359	$71,971		$88,330

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses
	Nine months ended September 30,
	2016		2015
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$22,570	$652	$25,990	$539
Additions (deductions)
Provision for loan losses	(1,439)	-	(1,037)	-
Recoveries credited to allowance	3,623	-	3,418	-
Loans charged against the allowance	(2,711)	-	(3,767)	-
Additions (deductions) included in non-interest expense	-	6	-	46
Balance at end of period	$22,043	$658	$24,604	$585

Net loans charged against the allowance to average Portfolio Loans (annualized)	(0.08)%		0.03%

Capitalization

	September 30, 2016	December 31, 2015
	(In thousands)
Subordinated debentures	$35,569	$35,569
Amount not qualifying as regulatory capital	(1,069)	(1,069)
Amount qualifying as regulatory capital	34,500	34,500
Shareholders’ equity
Common stock	323,303	339,462
Accumulated deficit	(69,386)	(82,334)
Accumulated other comprehensive loss	(3,015)	(6,036)
Total shareholders’ equity	250,902	251,092
Total capitalization	$285,402	$285,592

Non-Interest Income

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2016	2016	2015	2016	2015
	(In thousands)
Service charges on deposit accounts	$3,281	$3,038	$3,294	$9,164	$9,261
Interchange income	1,943	1,976	2,169	5,797	6,551
Net gains (losses) on assets
Mortgage loans	3,556	2,529	1,812	7,727	5,735
Securities	(45)	185	45	302	97
Mortgage loan servicing, net	858	(334)	(556)	(454)	476
Investment and insurance commissions	427	384	447	1,278	1,380
Bank owned life insurance	282	298	304	870	979
Title insurance fees	319	253	281	860	874
Net gain on branch sale	-	-	1,193	-	1,193
Other	1,087	1,251	1,130	3,553	3,522
Total non-interest income	$11,708	$9,580	$10,119	$29,097	$30,068

Capitalized Mortgage Loan Servicing Rights

	Three months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015
	(In thousands)
Balance at beginning of period	$10,331	$12,535	$12,436	$12,106
Originated servicing rights capitalized	896	678	2,153	2,128
Amortization	(799)	(700)	(2,065)	(2,259)
Change in valuation allowance	620	(883)	(1,476)	(345)
Balance at end of period	$11,048	$11,630	$11,048	$11,630

Valuation allowance at end of period	$4,748	$4,118	$4,748	$4,118

Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2016	2016	2015	2016	2015
	(Dollars in thousands)
Mortgage loans originated	$123,124	$91,966	$79,648	$288,592	$260,744
Mortgage loans sold	89,349	70,479	71,063	215,494	221,957
Net gains on mortgage loans	3,556	2,529	1,812	7,727	5,735
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	3.98%	3.59%	2.55%	3.59%	2.58%
Fair value adjustments included in the Loan Sales Margin	0.55	0.34	(0.05)	0.40	0.21

Non-Interest Expense

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2016	2016	2015	2016	2015
	(In thousands)
Compensation	$8,546	$8,168	$8,419	$24,948	$24,880
Performance-based compensation	2,174	1,679	1,572	5,374	4,604
Payroll taxes and employee benefits	2,311	2,153	2,038	6,590	6,121
Compensation and employee benefits	13,031	12,000	12,029	36,912	35,605
Data processing	1,971	1,936	2,001	6,008	5,958
Occupancy, net	1,919	1,856	1,940	5,982	6,399
Furniture, fixtures and equipment	990	965	998	2,939	2,915
Communications	670	722	754	2,280	2,184
Loan and collection	568	571	816	1,964	2,938
Advertising	455	478	406	1,410	1,338
Legal and professional fees	420	345	519	1,178	1,352
FDIC deposit insurance	187	331	350	852	1,044
Interchange expense	276	267	279	809	859
Credit card and bank service fees	203	198	197	588	602
Supplies	178	197	190	551	619
Amortization of intangible assets	86	87	86	260	260
Net (gains) losses on other real estate and repossessed assets	263	(159)	5	98	(173)
Provision for loss reimbursement on sold loans	45	-	(35)	30	(59)
Cost (recoveries) related to unfunded lending commitments	73	(80)	26	6	46
Vehicle service contract counterparty contingencies	(39)	(1)	30	(10)	89
Other	1,233	1,182	1,288	3,612	3,633
Total non-interest expense	$22,529	$20,895	$21,879	$65,469	$65,609

Average Balances and Tax Equivalent Rates

	Three Months Ended September 30,
		2016			2015
	Average Balance	Interest	Rate (3)	Average Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,613,189	$18,562	4.59%	$1,470,529	$17,834	4.83%
Tax-exempt loans (2)	3,492	53	6.04	3,740	54	5.73
Taxable securities	534,319	2,537	1.90	520,805	1,901	1.46
Tax-exempt securities (2)	58,694	507	3.46	33,104	347	4.19
Interest bearing cash	69,603	86	0.49	68,972	70	0.40
Other investments	15,347	195	5.05	15,231	225	5.86
Interest Earning Assets	2,294,644	21,940	3.81	2,112,381	20,431	3.85
Cash and due from banks	34,565			45,477
Other assets, net	152,793			164,253
Total Assets	$2,482,002			$2,322,111

Liabilities
Savings and interest- bearing checking	$1,014,201	284	0.11	$990,229	266	0.11
Time deposits	438,504	970	0.88	371,501	721	0.77
Other borrowings	47,227	493	4.15	47,769	465	3.86
Interest Bearing Liabilities	1,499,932	1,747	0.46	1,409,499	1,452	0.41
Non-interest bearing deposits	706,282			633,305
Other liabilities	27,110			23,844
Shareholders’ equity	248,678			255,463
Total liabilities and shareholders’ equity	$2,482,002			$2,322,111

Net Interest Income		$20,193			$18,979

Net Interest Income as a Percent of Average Interest Earning Assets			3.51%			3.58%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized

Average Balances and Tax Equivalent Rates

	Nine Months Ended September 30,
	2016			2015

	Average Balance	Interest	Rate (3)	Average Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,577,758	$55,255	4.67%	$1,446,857	$52,736	4.87%
Tax-exempt loans (2)	3,564	163	6.11	4,097	189	6.17
Taxable securities	532,576	7,261	1.82	518,906	5,528	1.42
Tax-exempt securities (2)	50,286	1,320	3.50	32,790	1,021	4.15
Interest bearing cash	75,121	292	0.52	64,913	194	0.40
Other investments	15,456	592	5.12	17,772	728	5.48
Interest Earning Assets	2,254,761	64,883	3.84	2,085,335	60,396	3.87
Cash and due from banks	38,069			44,829
Other assets, net	157,570			167,849
Total Assets	$2,450,400			$2,298,013

Liabilities
Savings and interest-bearing checking	$1,018,727	831	0.11	$988,594	792	0.11
Time deposits	435,146	2,689	0.83	373,235	2,169	0.78
Other borrowings	47,405	1,455	4.10	47,930	1,382	3.86
Interest Bearing Liabilities	1,501,278	4,975	0.44	1,409,759	4,343	0.41
Non-interest bearing deposits	677,645			609,192
Other liabilities	25,612			24,581
Shareholders’ equity	245,865			254,481
Total liabilities and shareholders’ equity	$2,450,400			$2,298,013

Net Interest Income		$59,908			$56,053

Net Interest Income as a Percent of Average Interest Earning Assets			3.55%			3.59%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized

Commercial Loan Portfolio Analysis as of September 30, 2016
	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$9,162	$194	$78	$272	3.0%
Land Development	5,345	-	133	133	2.5
Construction	39,345	-	-	-	0.0
Income Producing	274,026	4,383	658	5,041	1.8
Owner Occupied	252,600	6,688	438	7,126	2.8
Total Commercial Real Estate Loans	$580,478	$11,265	1,307	$12,572	2.2

Other Commercial Loans	$204,498	$10,465	2,079	$12,544	6.1
Total non-performing commercial loans			$3,386